UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

August 30, 2019

Commission File Number:  0-21660

PAPA JOHN’S INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	61-1203323
(State or other jurisdiction of	(I.R.S. Employer Identification
incorporation or organization)	Number)

2002 Papa Johns Boulevard

Louisville, Kentucky 40299-2367

(Address of principal executive offices)

(502) 261-7272

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Common stock, $0.01 par value	PZZA	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On August 30, 2019, Papa John’s International, Inc. (the “Company”) filed a prospectus supplement to the prospectus that forms a part of its effective registration statement on Form S-3ASR, also filed on August 30, 2019 (the “Registration Statement”) registering the sale from time to time by the selling stockholders named therein of up to 5,447,727 shares of the Company’s common stock. The Company will not receive any proceeds from the sale of the common stock by the selling stockholders. A copy of the opinion of Hogan Lovells US LLP regarding the legality of the common stock is attached hereto as Exhibit 5.1 to this Current Report on Form 8-K.

Also on August 30, 2019, the Company filed an additional prospectus supplement to the prospectus that forms a part of the Registration Statement, registering the sale from time to time by the selling stockholders named therein of (i) up to 252,530 shares of the Company’s Series B convertible preferred stock (the “Series B Preferred Shares”), and (ii) up to 5,549,002 shares of the Company’s common stock issuable upon conversion of the Series B Preferred Shares (the “Conversion Shares”). The Company will not receive any proceeds from the sale of the Series B Preferred Shares or the Conversion Shares by the selling stockholders. The Company is obligated to register for resale the Series B Preferred Shares and the Conversion Shares pursuant to the Registration Rights Agreement, dated February4, 2019, by and among the Company and certain funds affiliated with, or managed by, Starboard Value LP on or prior to February 4, 2020. The Company is filing the prospectus supplement to satisfy that obligation. A copy of the opinion of Hogan Lovells US LLP regarding the legality of the Series B Preferred Shares and the Conversion Shares is attached hereto as Exhibit 5.2 to this Current Report on Form 8-K.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description

5.1	Opinion of Hogan Lovells US LLP
5.2	Opinion of Hogan Lovells US LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PAPA JOHN’S INTERNATIONAL, INC.
(Registrant)

Date: August 30, 2019	/s/ Clara M. Passafiume
Clara M. Passafiume
Vice President and Secretary